Nationwide Variable Insurance Trust
Prospectus   July 31, 2019 (as revised October 2, 2019)
Fund and Class
NVIT J.P. Morgan Disciplined Equity Fund
Class II
Class Y
NVIT J.P. Morgan MozaicSM Multi-Asset Fund
Class II
Class Y
The U.S. Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission have not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

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2	Fund Summaries
NVIT J.P. Morgan Disciplined Equity Fund
NVIT J.P. Morgan MozaicSM Multi-Asset Fund
11	How the Funds Invest
NVIT J.P. Morgan Disciplined Equity Fund
NVIT J.P. Morgan MozaicSM Multi-Asset Fund
14	Risks of Investing in the Funds
20	Fund Management
22	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
27	Distributions and Taxes
28	Additional Information
29	Financial Highlights

Fund Summary: NVIT J.P. Morgan Disciplined Equity Fund
Objective
The NVIT J.P. Morgan Disciplined Equity Fund (the “Fund”) seeks a high level of total return from a diversified portfolio of equity securities.
Fees and Expenses
This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.
	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%	0.39%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.46%	0.21%
Total Annual Fund Operating Expenses	1.10%	0.60%
Fee Waiver/Expense Reimbursement(2)	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.94%	0.44%
(1)	“Other Expenses” is based on estimated amounts for the current fiscal year.
(2)	Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.44% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) until at least July 31, 2020. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class II Shares	$96	$334
Class Y Shares	45	176
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed since the Fund had not commenced operations as of the most recent fiscal year ended December 31, 2018.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large-capitalization companies. For these purposes, large-capitalization companies are those with market capitalizations similar to those of companies included in the S&P 500® Index. Although many of the companies in which the Fund invests are U.S. companies, the Fund may also invest in stocks of foreign companies. The Fund may also invest up to 20% of its net assets in stocks of

Fund Summary: NVIT J.P. Morgan Disciplined Equity Fund (cont.)
companies that are not companies with larger capitalizations. The Fund may use futures contracts, which are derivatives, to more efficiently obtain targeted equity market exposures from its cash positions.
The Fund generally weights industry sectors similarly to how such sectors are weighted in the S&P 500 Index. Within each sector, the Fund focuses on those stocks that the subadviser considers most undervalued and seeks to outperform the S&P 500 Index through stock selection. By emphasizing these undervalued stocks, the subadviser seeks to produce returns that exceed those of the S&P 500 Index.
In managing the Fund, the subadviser employs a three-step process that combines research, valuation and stock selection. The subadviser takes an in-depth look at company prospects over a period of as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to its assessment of their relative value. The subadviser seeks to assess the impacts that various factors, such as governance, accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies may have on the cash flows of companies in which it may invest relative to other issuers. The subadviser generally buys equity securities that it determines to be undervalued, and considers selling them when they appear to be overvalued.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market and selection risks– market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Foreign securities risk– foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Smaller company risk– smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Value style risk– value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Derivatives risk– derivatives may be volatile and may involve significant risks. The underlying security, commodity,  measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
    Futures– the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
New fund risk– the Fund is newly formed. The Fund’s investment strategy may not be successful under all future market conditions, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Loss of money is a risk of investing in the Fund.

Fund Summary: NVIT J.P. Morgan Disciplined Equity Fund (cont.)
Performance
Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Steven G. Lee	Managing Director	Since 2019
Raffaele Zingone, CFA	Managing Director	Since 2019
Tim Snyder, CFA	Executive Director	Since 2019
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT J.P. Morgan MozaicSM Multi-Asset Fund
Objective
The NVIT J.P. Morgan MozaicSM Multi-Asset Fund (the “Fund”) seeks a high level of total return.
Fees and Expenses
This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.
	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%	0.28%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.64%	0.39%
Total Annual Fund Operating Expenses	1.17%	0.67%
Fee Waiver/Expense Reimbursement(2)	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.93%	0.43%
(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.
(2)	Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.43% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) until at least July 31, 2020. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class II Shares	$95	$348
Class Y Shares	44	190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed since the Fund had not commenced operations as of the most recent fiscal year ended December 31, 2018.
Principal Investment Strategies
In seeking a high level of total return, the Fund seeks to track the performance of the J.P. Morgan MozaicSM Index (Series F) (the “Index”) before the deduction of Fund expenses.
The Index is designed to provide exposure to a global mix of asset classes including equity securities, fixed-income securities (i.e., bonds) and commodities through futures contracts on those asset classes. Equity securities include large-capitalization and small-capitalization companies listed on U.S. and foreign stock exchanges. Fixed-income securities include U.S. Treasury

Fund Summary: NVIT J.P. Morgan MozaicSM Multi-Asset Fund (cont.)
bonds and U.K., German and Australian sovereign bonds. Commodities are assets that have tangible properties, such as energy, industrial metals and precious metals. The Index was developed in 2018 and is sponsored by J.P. Morgan Securities plc (“JPMS plc”). As the Index’s sponsor and calculation agent, JPMS plc maintains and calculates the Index, which allocates asset exposures based on a momentum investment strategy, i.e., the hypothesis that asset classes with attractive recent relative returns are more likely to continue to deliver relatively favorable performance. Each month, the Index rebalances pursuant to a set of pre-determined rules in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.
The Index is a rules-based, notional dynamic index that tracks the total return of a basket of typically nine asset classes (referred to as “Basket Constituents”) selected from a possible universe of fifteen Basket Constituents consisting of:
•six rolling futures positions in U.S., U.K., German or Japanese equity index futures contracts (each, an “Equity Constituent”);
•six rolling futures positions in U.S., U.K., German or Australian government bond futures contracts (each, a “Bond Constituent”) and
•three excess return commodity sector indices representing energy, industrial metals and precious metals (each, a “Commodity Constituent”).
At any given time, the Index will typically include at least two Equity Constituents and two Bond Constituents. Subject to the foregoing, every month the Index identifies the nine Basket Constituents with the highest recent performance based on the preceding twelve months. The Index next assigns a weight to each Basket Constituent selected based on such Basket Constituent’s actual recent volatility as compared to a target volatility rate assigned by the Index. Compared to an equally-weighted index, the weight of a Basket Constituent whose recent actual volatility has exceeded the target volatility rate generally will be lower, whereas the weight of a Basket Constituent whose recent actual volatility was less than the target volatility generally will be higher, generally subject to a maximum individual weighting of 60%, and a maximum total weight of all Basket Constituents of 190%. The composition of the Index is then implemented at the beginning of the following calendar month over a five-day rebalancing period that is determined separately for each Basket Constituent. The Index may provide exposure to more or less than nine Basket Constituents while it is being rebalanced each month. The actual weights in the Index of the Basket Constituents will fluctuate during the month, and at times will exceed the maximum individual weight and maximum total weight.
In the event that the value of the Index overall declines by more than a pre-determined amount within a one-week period, the Index will attempt to reduce its exposure to each Basket Constituent by progressively decreasing each Basket Constituent’s exposure to potentially as low as 0% (i.e., “exposure flattening”). On the fifth weekday after such exposure flattening has been triggered, the Index will restore the exposure of each Basket Constituent by progressively increasing its exposure until it has been fully restored, subject to the triggering of any further exposure flattening.
In order to track the performance of the Index before the deduction of Fund expenses, the Fund primarily uses futures contracts, which are derivatives, related to various securities and commodity indexes. The Fund also invests in fixed-income securities or cash equivalents (or investment companies that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions or to better track the performance of the Index.
The Fund generally uses a “replication” strategy to track the performance of the Index, meaning the Fund typically invests in all of the component futures contracts in the Index and in approximately the same proportions as in the Index. Notwithstanding the foregoing, in managing the Fund the subadviser may deviate from the individual and total Basket Constituent weightings to the extent it deems necessary to reduce tracking error and more effectively match the performance of the Index. In pursuit of its strategy, the Fund uses leverage to achieve a total weight of generally less than a total amount of 200% of the Fund’s net assets. As a result, the Fund will at times have an investment exposure substantially greater than its net assets, which may result in increased volatility in the Fund’s portfolio and greater losses than if the Fund did not use leverage. Additionally, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the futures contracts in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole. The Fund may also invest in securities, futures contracts or other investments not included in the Index, but which the Fund’s subadviser believes will help the Fund track the Index.
In order to gain exposure to commodity markets, the Fund may invest up to 25% of its total assets in the NW Securities Fund (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments, such as futures contracts. The Subsidiary also may buy short-term fixed-income securities or hold cash to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments.

Fund Summary: NVIT J.P. Morgan MozaicSM Multi-Asset Fund (cont.)
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
J.P. Morgan MozaicSM Index risk – the Index follows a strategy that operates on the basis of pre-determined rules. No assurance can be given that the investment strategy on which the Index is based will be successful or that the Index will outperform any alternative strategy that might be employed in respect of the Basket Constituents. In addition:
•the Index is subject to different levels and combinations of risk based on its actual allocation among the various Basket Constituents. The Index will be affected by stock, bond and commodity market risks, among others. The potential impact of the risks related to a Basket Constituent depends in part on the size of the Index’s allocation to it.
•the composition of the Index is heavily dependent on a proprietary quantitative model as well as information and data supplied by third parties (“Models and Data”). If the Models and Data are inaccurate, the Fund’s portfolio can be expected to reflect such errors.
•the Index is constructed using a momentum investment strategy. Momentum investing generally seeks to capitalize on positive trends in the returns of financial instruments. As such, the weights of the Basket Constituents are based on the performance of the Basket Constituents from the immediately preceding twelve months. However, there is no guarantee that trends existing in the previous measurement period will continue in the future. If market conditions do not represent a continuation of prior observed trends, the level of the Index, which is rebalanced based on prior trends, may decline or fail to appreciate.
•no assurance can be given that the Index will achieve its target volatility. The actual realized volatility of the Index may be greater or less than its target volatility, which may adversely affect the level of the Index. In particular, the Index may perform poorly in non-trending “choppy” markets characterized by short-term volatility.
•the Index contemplates using leverage, by investing in futures contracts, to increase the return from any of its Basket Constituents because the sum of the weights of the Basket Constituents likely will be greater than 100% under many market circumstances. The use of leverage will magnify any negative performance of the relevant Basket Constituents which, in turn, could adversely affect the level of the Index.
• the Basket Constituents are subject to monthly rebalancing based on historical performance, volatility and weighting constraints. Therefore, the Fund’s returns may be less than the returns that could be realized on an alternative investment in the Basket Constituents that is not subject to monthly rebalancing or weighting constraints.
• If one or more of the selected Basket Constituents experiences recent volatility that exceeds the target volatility rate for such Basket Constituent, the total weight of all Basket Constituents included in the Index may be less than 100%. A total weight of less than 100% means that the Index is partially uninvested. To the extent that the Index is uninvested, such uninvested portion will reflect the return of a notional 3-month U.S. Treasury bill.
•the Index’s exposure flattening mechanism may not be successful in preventing the Index level from declining. Whether exposure flattening is triggered will be based on changes in the level of the Index and not on changes in the values of the individual Basket Constituents. Further, the Index’s exposure flattening feature may adversely affect the performance of the Index. For example, if, after the level of the Index falls and exposure flattening is triggered, the values of the Basket Constituents included in the Index recover during the period in which the Index’s exposure to the Basket Constituents has been reduced or eliminated, the Index will not participate in the recovery of the Basket Constituents to that extent. The Index thus may underperform an identically constituted portfolio that does not include an exposure flattening feature.
The Basket Constituents each track the returns of futures contracts. The price of a futures contract depends not only on the price of the underlying asset referenced by the futures contract, but also on a range of other factors, including but not limited to changing supply and demand relationships, interest rates, governmental and regulatory policies and the policies of the exchanges on which the futures contracts trade. In addition, the futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. These factors and others can cause the prices of futures contracts to be volatile and could adversely affect the level of the Index.
Cash position risk– the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.
Commodities risk– the Fund’s investments linked to the prices of commodities are considered to be speculative. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds, and therefore they may be

Fund Summary: NVIT J.P. Morgan MozaicSM Multi-Asset Fund (cont.)
more volatile than investments in stocks and bonds. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, disease, fiscal and exchange control programs, and international economic, political, military and regulatory developments. The commodity-linked instruments in which the Fund invests present substantial risk, including the risk of loss of a significant portion of their principal value. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss. The ability of the Fund to invest directly in commodity-linked investments without exposing the Fund to entity level tax is limited under the Internal Revenue Code.
Credit risk– a bond issuer may default if it is unable to pay the interest or principal when due. If an issuer defaults, The Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.
Derivatives risk– derivatives may be volatile and may involve significant risks. The underlying security, commodity,  measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
    Futures– the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk– foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Indexing strategy risk– the Fund is not actively managed and its subadviser would not close out futures contracts due to current or projected underperformance of an asset class, industry or sector unless the futures contract is removed from the Index, the closing out of that futures contract is otherwise required upon a rebalancing of the Index, or exposure flattening is triggered. Further, correlation between the Fund’s performance and that of the Index may be negatively affected by the Fund’s expenses, changes in the composition of the Index, and the timing of purchase and redemption of Fund shares.
Interest rate risk– generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.
Investments in other investment companies risk – to the extent that the Fund invests in shares of other investment companies, its performance is directly tied to the performance of such investment companies. If one of these investment companies fails to meet its objective, the Fund’s performance could be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of any other investment company in which the Fund invests (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other investment company will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
Liquidity risk– when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find

Fund Summary: NVIT J.P. Morgan MozaicSM Multi-Asset Fund (cont.)
willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Market and selection risks– market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the instruments selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the instruments selected by other funds with similar investment objectives and investment strategies.
New fund risk– the Fund is newly formed. The Fund’s investment strategy may not be successful under all future market conditions, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Prepayment and call risk– certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Sovereign debt risk– sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Smaller company risk– smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Subsidiary risk– because the Fund invests in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary both are managed by the Fund’s investment adviser and subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could affect adversely the Fund.
U.S. government securities risk– not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.
Loss of money is a risk of investing in the Fund.
Performance
Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Yazann Romahi, CFA	Managing Director	Since 2019
Alistair Lowe	Managing Director	Since 2019
Joe Staines, CFA	Vice President	Since 2019
Steven (Yegang) Wu	Associate	Since 2019
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of

Fund Summary: NVIT J.P. Morgan MozaicSM Multi-Asset Fund (cont.)
both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

How the Funds Invest: NVIT J.P. Morgan Disciplined Equity Fund
Objective
The NVIT J.P. Morgan Disciplined Equity Fund seeks a high level of total return from a diversified portfolio of equity securities. This objective may be changed by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large-cap companies. For these purposes, large-cap companies are those with market capitalizations similar to those of companies included in the S&P 500 Index, which ranged from $2.33 billion to $948.9 billion as of May 31, 2019. Although many of the companies in which the Fund invests are U.S. companies, the Fund may also invest in stocks of foreign companies. It also may invest up to 20% of its net assets in stocks of companies that are not companies with larger capitalizations. The Fund may use futures contracts, which are derivatives, to more efficiently obtain targeted equity market exposure from its cash positions.
The Fund generally weights industry sectors similarly to how such sectors are weighted in the S&P 500 Index. Within each sector, the Fund focuses on those stocks that the subadviser considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued stocks, the subadviser seeks to produce returns that exceed those of the S&P 500 Index.
In managing the Fund, the subadviser employs a three-step process that combines research, valuation and stock selection. The subadviser takes an in-depth look at company prospects over a period of as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to their relative value. The subadviser seeks to assess the impacts that various factors, such as governance, accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies may have on the cash flows of many companies in which it may invest relative to other issuers. The subadviser generally buys equity securities that it determines to be undervalued, and considers selling them when they appear to be overvalued.
Key Terms:
Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures are derivatives, because their values are based on changes in the values of an underlying asset or measure.
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for the cash value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
For a discussion of the risks of investing in the Fund, please see the section “Risks of Investing in the Funds” beginning on page 14.

How the Funds Invest: NVIT J.P. Morgan MozaicSM Multi-Asset Fund
Objective
The NVIT J.P. Morgan MozaicSM Multi-Asset Fund seeks a high level of total return. This objective may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
In seeking a high level of total return, the Fund seeks to track the performance of the J.P. Morgan MozaicSM Index (Series F) (the “Index”) before the deduction of Fund expenses.
The Index is designed to provide exposure to a global mix of asset classes including equity securities, fixed-income securities (i.e., bonds) and commodities through futures contracts on those asset classes. Equity securities include large-cap and small-cap companies listed on U.S. and foreign stock exchanges. Fixed-income securities include U.S. Treasury bonds and U.K., German and Australian sovereign bonds. Commodities are assets that have tangible properties, such as energy, industrial metals and precious metals. The Index was developed in 2018 and is sponsored by J.P. Morgan Securities plc (“JPMS plc”). As the Index’s sponsor and calculation agent, JPMS plc maintains and calculates the Index, which allocates asset exposures based on a momentum investment strategy, i.e., the hypothesis that asset classes with attractive recent relative returns are more likely to continue to deliver relatively favorable performance. Each month, the Index rebalances pursuant to a set of pre-determined rules in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.
The Index is a rules-based, notional dynamic index that tracks the total return of a basket of typically nine asset classes (referred to as “Basket Constituents”) selected from a possible universe of fifteen Basket Constituents consisting of:
Equity Constituents
The Index may include six Basket Constituents that represent rolling futures positions in the following equity indexes (“Equity Constituents”):
•E-mini S&P 500® futures contract (representing large-capitalization U.S. equity securities);
•E-mini NASDAQ 100® futures contract (representing U.S. equity securities);
•E-mini Russell 2000® Index futures contract (representing small-capitalization U.S. equity securities);
•DAX® futures contract (representing primarily German equity securities);
•FTSE 100® Index futures contract (representing British and other European equity securities) and
•TOPIX futures contract (representing primarily Japanese equity securities).
Bond Constituents
The Index may include six Basket Constituents that represent rolling futures positions in the following government bond futures (“Bond Constituents”):
•Long-Term U.S. Treasury Note (6.5 to 10 years) futures contract (representing long-term U.S. Treasury notes);
•U.S. Treasury Bond futures contract (representing U.S. Treasury bonds);
•Long-Term U.S. Treasury Bond futures contract (representing long-term U.S. Treasury bonds);
•Euro-Bund futures contract (representing German government bonds)
•Long Gilt futures contract (representing U.K. government bonds) and
•Ten-Year Commonwealth Treasury Bond futures contract (representing Australian government bonds).
Commodity Constituents
The Index may include three Basket Constituents that are sub-indexes of the Bloomberg Commodity Index.SM
•Bloomberg Energy SubindexSM (representing energy-related commodities, such as crude oil, gasoline, diesel and natural gas);
•Bloomberg Industrial Metals SubindexSM (representing industrial metals, such as aluminum, copper, lead, nickel, tin and zinc) and
•Bloomberg Precious Metals SubindexSM (representing precious metals, such as gold, platinum and silver).
At any given time, the Index will typically include at least two Equity Constituents and two Bond Constituents. Subject to the foregoing, every month the Index selects the nine Basket Constituents with the highest recent performance based on the preceding twelve months. The Index next assigns a weight to each Basket Constituent selected based on such Basket Constituent’s actual recent volatility as compared to a target volatility rate assigned by the Index. Compared to an equally-weighted index, the weight of a Basket Constituent whose recent actual volatility has exceeded the target volatility rate generally will be lower, whereas the weight of a Basket Constituent whose recent actual volatility was less than the target volatility generally will be higher, generally subject to a maximum individual weighting of 60%, and a maximum total weight of all Basket Constituents of 190%. The composition of the Index is then implemented at the beginning of the following calendar month over a five-day rebalancing period that is determined separately for each Basket Constituent. The Index may provide exposure to more or less than nine Basket Constituents while it is being rebalanced each month. The actual weights in the Index of the Basket Constituents will fluctuate during the month, and at times will exceed the maximum individual weight and maximum total weight.

How the Funds Invest: NVIT J.P. Morgan MozaicSM Multi-Asset Fund (cont.)
Exposure “Flattening”
In the event that the value of the Index overall declines by more than a pre-determined amount within a one-week period, the Index will attempt to reduce its exposure to each Basket Constituent by progressively decreasing each Basket Constituent’s exposure to potentially as low as 0%. On the fifth weekday after such exposure flattening has been triggered, the Index will restore the exposure of each Basket Constituent by progressively increasing its exposure until it has been fully restored, subject to the triggering of any further exposure flattening.
The Fund’s Investment Strategy
In order to track the performance of the Index before the deduction of Fund expenses, the Fund primarily uses futures contracts, which are derivatives, related to various securities and commodity indexes. The Fund also invests in fixed-income securities or cash equivalents (or investment companies that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions or to better track the performance of the Index.
The Fund generally uses a “replication” strategy to track the performance of the Index, meaning the Fund typically invests in all of the component futures contracts in the Index and in approximately the same proportions as in the Index. Notwithstanding the foregoing, in managing the Fund the subadviser may deviate from the individual and total Basket Constituent weightings to the extent it deems necessary to reduce tracking error and more effectively match the performance of the Index. In pursuit of its strategy, the Fund uses leverage to achieve a total weight of generally less than a total amount of 200% of the Fund’s net assets. As a result, the Fund will at times have an investment exposure substantially greater than its net assets, which may result in increased volatility in the Fund’s portfolio and greater losses than if the Fund did not use leverage. Additionally, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the futures contracts in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole. The Fund may also invest in securities, futures contracts or other investments not included in the Index, but which the Fund’s subadviser believes will help the Fund track the Index.
Subsidiary
In order to gain exposure to commodity markets, the Fund may invest up to 25% of its total assets in the NW Securities Fund (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments, such as futures contracts. The Subsidiary also may buy short-term fixed-income securities or hold cash to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments.
Key Terms:
Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures are derivatives, because their values are based on changes in the values of an underlying asset or measure.
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for the cash value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.
Large-cap companies – companies with market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $2.33 billion to $948.9 billion as of May 31, 2019.
Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index. As of May 31, 2019, the market capitalization of the largest company included in the Russell 2000® Index was $9.87 billion.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
For a discussion of the risks of investing in the Fund, please see the section “Risks of Investing in the Funds” beginning on page 14.

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).
Risks Associated with Both Funds
Derivatives risk – a derivative is a contract or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
•the other party to the derivatives contract may fail to fulfill its obligations;
•their use may reduce liquidity and make a Fund harder to value, especially in declining markets and
•when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Leverage – leverage may be created when an investment exposes a Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund and make a Fund's share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of a Fund's investments. Further, the use of leverage may require a Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Nationwide Fund Advisors, although registered as a commodity pool operator under the Commodity Exchange Act (“CEA”), has claimed exclusion from the definition of the term “commodity pool operator” under the CEA with respect to the NVIT J.P. Morgan Disciplined Equity Fund and, therefore, is not subject to regulation as a commodity pool operator under the CEA in its management of the NVIT J.P. Morgan Disciplined Equity Fund. Nationwide Fund Advisors is acting as a registered commodity pool operator with respect to the NVIT J.P. Morgan MozaicSM Multi-Asset Fund.
The U.S. Securities and Exchange Commission has proposed new regulation of funds’ use of derivative instruments. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make derivatives more costly, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.
Equity securities risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:
•corporate earnings;
•production;
•management and
•sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Risks of Investing in the Funds (cont.)
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
•political and economic instability;
•the impact of currency exchange rate fluctuations;
•sanctions imposed by other foreign governments, including the United States;
•reduced information about issuers;
•higher transaction costs;
•less stringent regulatory and accounting standards and
•delayed settlement.
Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Market and selection risks – market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities or other instruments selected by a Fund's subadviser(s) will underperform the markets, the relevant indexes or the securities or other instruments selected by other funds with similar investment objectives and investment strategies.
New fund risk – each Fund is newly formed. A Fund’s investment strategy may not be successful under all future market conditions, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Smaller company risk – in general, stocks of smaller companies (including micro- and mid-cap companies) trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund's investment in a smaller company may lose substantial value. Investing in smaller companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
Additional Risks Associated with the NVIT J.P. Morgan Disciplined Equity Fund
Value style risk – over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, the Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Additional Risks Associated with the NVIT J.P. Morgan MozaicSM Multi-Asset Fund
The Index follows a rules-based strategy that operates on the basis of pre-determined rules. No assurance can be given that the investment strategy on which the Index is

Risks of Investing in the Funds (cont.)
based will be successful or that the Index will outperform any alternative strategy that might be employed in respect of the Basket Constituents.
Prices of Basket Constituents are subject to sudden changes and can move dramatically over short periods of time, even when they have been relatively stable for an extended period of time leading up to the change. The values of the Basket Constituents and, therefore, the Index may decline dramatically before the resulting increased volatility will be reflected in the periods used to measure historical volatility in the Index’s rebalancing mechanism. The Index thus may experience sharp declines over shorter periods of time, notwithstanding the target volatility feature. This risk may be magnified by the risks associated with futures contracts.
Asset allocation risk – the Index is subject to different levels and combinations of risk based on the Index’s actual allocation among the various Basket Constituents. The Index will be affected by stock, bond and commodity market risks, among others. The potential impact of the risks related to a Basket Constituent depends on the size of the Index’s allocation to it.
Performances of the Basket Constituents may become highly correlated from time to time, including, but not limited to, a period in which there is a substantial decline in a particular sector or asset type represented by the Basket Constituents and which has a higher weight in the Index relative to any of the other sectors or asset types, as determined by the Index’s strategy. High correlation during periods of negative returns among Basket Constituents representing any one sector or asset type could have an adverse effect on the Index.
Models and data risk – the composition of the Index is heavily dependent on a proprietary quantitative model as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of futures contracts from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors too.
Momentum investing risk – the Index is constructed using a momentum investment strategy. Momentum investing generally seeks to capitalize on positive trends in the returns of financial instruments. As such, the weights of the Basket Constituents are based on the performance of the Basket Constituents from the immediately preceding twelve months. However, there is no guarantee that trends existing in the previous measurement period will continue in the future. A momentum strategy thus is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights, and the Index may fail to realize gains that could occur as a result of obtaining exposures to financial instruments that have experienced negative returns, but which subsequently experience a sudden spike in positive returns. Conversely, the Index may incur losses as a result of holding assets that have experienced recent strong performance, but which subsequently suffer a reversal. As a result, if market conditions do not represent a continuation of prior observed trends, the level of the Index, which is rebalanced based on prior trends, may decline or fail to appreciate.
Due to the “long-only” construction of the Index, the weight of each Basket Constituent will not fall below zero at any time, even if the relevant Basket Constituent displayed a negative performance over the relevant previous measurement period. Even when the values of the Basket Constituents are trending downwards, the Index therefore will not reduce the number of Basket Constituents it tracks in order to avoid tracking Basket Constituents with negative performance.
Volatility risk – no assurance can be given that the Index will achieve its target volatility. The actual realized volatility of the Index may be greater or less than its target volatility, which may adversely affect the level of the Index. The monthly weights of Basket Constituents are based on their historical volatility over specified measurement periods and are subject to maximum aggregate and individual weighting constraints. Once a Basket Constituent’s weight has been established, the volatility of such Basket Constituent may differ significantly from its historical levels and may change rapidly at any time. Consequently, the actual realized volatility of the Index could be significantly greater or less than the target volatility rate.
In addition, in non-trending (also known as “sideways”) markets, momentum investment strategies are subject to “whipsaws.” A whipsaw occurs when the market reverses and does the opposite of what is indicated by the trend indicator, resulting in a trading loss during the particular period. Consequently, the Index may perform poorly in non-trending “choppy” markets characterized by short-term volatility.
Leverage risk – the Index contemplates using leverage, by investing in futures contracts, to increase the return from any of its Basket Constituents because the sum of the weights of the Basket Constituents likely will be greater than 100% under many market circumstances. Where a Basket Constituent is leveraged, any price movements in that Basket Constituent will result in greater changes than if leverage were not used. In particular, the use of leverage will magnify any negative performance of the relevant Basket Constituents which, in turn, could adversely affect the level of the Index.
Monthly rebalancing risk – the Basket Constituents are subject to monthly rebalancing based on historical performance, volatility and weighting constraints. By

Risks of Investing in the Funds (cont.)
contrast, a portfolio that does not rebalance monthly and is not subject to any weighting constraints could experience greater compounded gains over time through exposure to a consistently and rapidly appreciating portfolio consisting of the Basket Constituents. Therefore, the Fund’s returns may be less than the returns that could be realized on an alternative investment in the Basket Constituents that is not subject to monthly rebalancing or weighting constraints.
Uninvestment risk – because of the method by which the weight of each Basket Constituent selected for inclusion in the Index is determined, the weight of a selected Basket Constituent generally decreases as its historical volatility over the applicable measurement period increases. If one or more of the selected Basket Constituents experiences recent volatility that exceeds the target volatility rate, the total weight of all Basket Constituents included in the Index may be less than 100%. A total weight of less than 100% means that the Index is partially uninvested. To the extent that the Index is uninvested, such uninvested portion will reflect the return of a notional 3-month U.S. Treasury bill.
Exposure flattening risk – the Index’s exposure flattening mechanism may not be successful in preventing the Index level from declining. Even if the Index has been declining steadily, the Index will begin to restore exposure to the Basket Constituents on the fifth weekday after exposure flattening has been triggered, and exposure flattening cannot be triggered again until the following weekday (i.e., the sixth weekday after exposure flattening has been triggered). In addition, whether exposure flattening is triggered will be based on changes in the level of the Index and not on changes in the values of the individual Basket Constituents. Consequently, following an occurrence of exposure flattening, the determination of whether additional exposure flattening will be triggered will be based on a level of the Index that reflects the exposure of flattening.
Further, the Index’s exposure flattening feature may adversely affect the performance of the Index. For example, if, after the level of the Index falls and exposure flattening is triggered, the values of the Basket Constituents included in the Index recover during the period in which the Index’s exposure to the Basket Constituents has been reduced or eliminated, the Index will not participate in the recovery of the Basket Constituents. The Index thus may underperform an identically constituted portfolio that does not include an exposure flattening feature.
In addition to the foregoing, the NVIT J.P. Morgan Mozaic Multi-Asset Fund is also subject to the following risks:
Cash position risk – the Fund may hold a significant position in cash or money market instruments. A larger amount of such holdings could negatively affect the Fund’s investment results in a period of rising market prices due to missed investment opportunities.
Commodities risk – exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments (i.e., derivative instruments that provide exposure to the investment returns of the commodities markets) may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand, and governmental regulatory policies. The energy sector can be affected significantly by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sectors can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metals sales by governments, central banks or international agencies, investment speculation, and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which the Fund may invest may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issues in the financial services sector may cause the Fund’s share value to fluctuate. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
Commodities tax risk – the tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the fund level. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund's use of commodity-linked notes or a wholly-owned foreign subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund's ability to pursue its investment strategy. For more information, please see the “Tax Status” section in the SAI.

Risks of Investing in the Funds (cont.)
Credit risk – the risk that the issuer of a debt security may default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities the Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Indexing strategy risk – the Fund is not actively managed and its subadviser would not close out futures contracts due to current or projected underperformance of a security, industry or sector unless the futures contract is removed from the Index or the closing out of that futures contract is otherwise required upon a rebalancing or reconstitution of the Index as addressed in the Index methodology. Also, correlation between the Fund’s performance and that of the Index may be negatively affected by such factors as:
•failure to fully replicate the Index;
•changes in the composition of the Index;
•the timing of purchase and redemption of the Fund’s shares and
•the Fund’s operating expenses.
Unlike an index fund, an index has no operating or other expenses. As a result, even though an index fund attempts to track its target index as closely as possible, it will tend to underperform the index to some degree over time.
Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the  Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and may cause the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.
Floating- and variable-rate securities – floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-
rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce a Fund’s income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.
Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.
Investments in other investment companies risk – to the extent that the Fund invests in shares of other investment companies, its performance is directly tied to the performance of such investment companies. If one of these investment companies fails to meet its objective, the Fund’s performance could be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of any other investment company in which the Fund invests (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other investment company will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
Liquidity risk – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in foreign issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers, countries or industries, or all securities within particular investment categories, will shrink or disappear suddenly

Risks of Investing in the Funds (cont.)
and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Prepayment and call risk – the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces the Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.
Sovereign debt risk – the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors. Governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling. Further, there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.
Subsidiary risk – because the Fund invests in the Subsidiary, the Fund is exposed indirectly to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary both are managed by the Fund's investment adviser and subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could affect adversely the Fund.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.
Loss of money is a risk of investing in the Funds.
* * * * * *
Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents each Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission (“SEC”). A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Subadvisers
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives from each Fund.
J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMIM”), located at 383 Madison Avenue, New York, NY 10179, is the subadviser to each Fund. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded corporation that is listed on the New York Stock Exchange (Ticker: JPM).
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee that can be paid by each Fund, expressed as a percentage of each Fund’s average daily net assets and not taking into account any applicable fee waivers or reimbursements, is as follows:
Fund	Assets	Management Fee
NVIT J.P. Morgan Disciplined Equity Fund	All Assets	0.39%
NVIT J.P. Morgan MozaicSM Multi-Asset Fund	All Assets	0.28%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be in the Funds' first annual report to shareholders, which will cover the period ending December 31, 2019.
Portfolio Management
NVIT J.P. Morgan Disciplined Equity Fund
Steven G. Lee (Lead Portfolio Manager), Raffaele Zingone, CFA; and Tim Snyder, CFA, are jointly responsible for the day-to-day management of the Fund.
Mr. Lee is a Managing Director at JPMIM and a portfolio manager for the U.S. Disciplined Equity Team and the lead portfolio manager for the Disciplined Equity, Research Market Neutral, and Research Long/Short strategies. Before assuming this portfolio management role in 2014, he served as a research analyst on the JPMIM research team. He has been with the firm since 2004.
Mr. Zingone is a Managing Director at JPMIM and a portfolio manager for the U.S. Disciplined Equity Team. He has been with the firm since 1991.
Mr. Snyder is an Executive Director and a portfolio manager for the U.S. Disciplined Equity Team. He has been with the firm since 2003.
NVIT J.P. Morgan MozaicSM Multi-Asset Fund
Yazann Romahi, CFA; Alistair Lowe, Joe Staines, CFA; and Steven (Yegang) Wu, are jointly responsible for the day-to-day management of the Fund.
Mr. Romahi is a Managing Director at JPMIM and the CIO and lead portfolio manager for the Quantitative Beta Strategies group. He has been with the firm since 2003.
Mr. Lowe is a Managing Director at JPMIM and a co-portfolio manager for the Quantitative Beta Strategies group. He has been with the firm since 2018.
Mr. Staines is a Vice President at JPMIM and a co-portfolio manager for the Quantitative Beta Strategies group. He has been with the firm since 2014.
Mr. Wu is an Associate at JPMIM and a co-portfolio manager for the Quantitative Beta Strategies group. He has been with the firm since 2015.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a manager-of-managers structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire,

Fund Management (cont.)
replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive order, the Adviser monitors and evaluates any subadvisers, which includes the following:
•performing initial due diligence on prospective Fund subadvisers;
•monitoring subadviser performance, including ongoing analysis and periodic consultations;
•communicating performance expectations and evaluations to the subadvisers;
•making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
•selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II and Class VIII shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that seek neither 12b-1 fees nor administrative services fees. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
•New Year’s Day
•Martin Luther King Jr. Day
•Presidents’ Day
•Good Friday
•Memorial Day
•Independence Day
•Labor Day
•Thanksgiving Day
•Christmas Day
•Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market-based quotations. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in

Investing with Nationwide Funds (cont.)
which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service.
Securities for which market-based quotations are either unavailable (e.g., independent pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser or a designee, are generally valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs.
A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
The Valuation Procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not fair valued its securities.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday

Investing with Nationwide Funds (cont.)
closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
•disrupt portfolio management strategies;
•increase brokerage and other transaction costs and
•negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund.
Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
•restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
•reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Investing with Nationwide Funds (cont.)
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class II shares of the Funds are subject to a fee pursuant to an Administrative Services Plan (the “Plan”) adopted by the Board of Trustees. The fee is paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and is based on the average daily net assets of the share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% with respect to Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.
For the current fiscal year, the administrative services fee for the Funds, expressed as a percentage of the share class’s average daily net assets, is estimated to be 0.25% with respect to Class II shares of both Funds.
Revenue Sharing
NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:
•insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors.
Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.
In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
•affiliates of NFA;
•broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
•recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company, Jefferson National Life Insurance Company or Jefferson National Life Insurance Company of New York, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or

Investing with Nationwide Funds (cont.)
disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1⁄2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds’ investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.

Financial Highlights
Financial information is not provided because the Funds did not commence operations as of the date of this Prospectus.

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds’ investments:
•Statement of Additional Information (incorporated by reference into this Prospectus)
•Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
•Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
•on the SEC’s EDGAR database via the internet at www.sec.gov
•by electronic request to publicinfo@sec.gov
•by mail by sending your request to Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520
Nationwide Funds Group
One Nationwide Plaza, Mail Code 5-02-210,
Columbus, OH 43215
Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2019
The Trust’s Investment Company Act File No.: 811-03213	NPR-MOZ (7/19)